RELATED PARTY TRANSACTIONS	6 Months Ended
Jun. 30, 2021
Related Party Transactions [Abstract]
RELATED PARTY TRANSACTIONS

6.	RELATED PARTY TRANSACTIONS

(a)	Revenue – related parties

For the six months ended June 30, 2021 and 2020, approximately $0.1 million and 0.2 million, respectively, for sales of products and other revenue were from Taoping alliance companies of which Taoping New Media Co., Ltd. (“TNM”) has equity investment of over 5% ownership. After completion of the Company’s acquisition on June 9, 2021, TNM became a subsidiary of the VIE of the Company and is no longer a related party.

(b)	Rental income – related party

For the six months ended June 30, 2020, the Company had a rental income of $30,000 from TNM which was for the office lease between TNM and the Company, and was included as “revenue-other-related parties”. After completion of the acquisition, the rental income from TNM has become an intercompany revenue and been eliminated since June 9, 2021, the acquisition date of TNM.

(c)	Accounts payable – related party

iASPEC and Bocom had a balance of $69,585 payable to TNM as of December 31, 2020 for certain consultation service. Before the acquisition of TNM, the balance was fully repaid to TNM in April 2021.

(d)	Loan receivable – related party

As of December 31, 2020, the Company recorded a loan receivable of $0.5 million from TNM, which was originally for a nine-month short-term loan without interest and is expected to be fully repaid by September 2021. Before the acquisition of TNM, $0.17 million was repaid to the Company. The remaining balance of $0.33 million was eliminated for consolidation purposes as of June 30, 2021.

(e)	Amount due to related parties

As of December 31, 2020, the balance of due to related party was $0.14 million, which was borrowed from TNM for working capital purpose. Before the acquisition of TNM, the balance was fully repaid to TNM. As of June 30, 2021, the balance of due to related parties were $3.38 million, which includes the borrowing from the major shareholder, Mr. Jianghuai Lin (“Mr. Lin”), of approximately $279,000 for 6-month without interest and matures on November 9, 2021, and a loan of approximately $3,098,000 (RMB20 million) from a related company 100% owned by Mr. Lin for 12-month at the interest of 5.85% per annum, which matures on May 17, 2022.

(f)	Lending of inventory and fixed assets to related parties

As of June 30, 2021, the Company lends 5,160 units of media display equipment and the other fixed assets to Taoping alliance companies without charges for one year which is renewable. Taoping alliance companies would return the media display equipment after one year, or purchase at selling price if needed. The net balance of these media display equipment was approximately $1.2 million.

(g)	Operating lease - related party

On April 1, 2021, the Company entered into a lease agreement with a related company 100% owned by Mr. Lin for leasing of space for cryptocurrency mining machines which is located at Dongguan City for three years from April 1, 2021 to March 30, 2024. The monthly rent was $1,438 (RMB 9,350). For the six months ended June 30, 2021, the Company’s rental expense to the related party was approximately $4,300. As of June 30, 2021, the right-of-use asset and lease liability for the related party lease was $44,831 and $44,831, respectively.